UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2016

Item 1. Reports to Stockholders.

Aberdeen Australia Equity Fund, Inc. (IAF)

Semi-Annual Report
April 30, 2016

Aberdeen

Aberdeen
Simply asset management.

Aberdeen Australia Equity Fund, Inc. (IAF)

Semi-Annual Report

April 30, 2016

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced November 1, 2015 through the distributions declared on June 9, 2016 consisted of 19% net investment income, 1% net realized short-term capital gains and 80% tax return of capital.

In January 2017, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2016 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the six-month period ended April 30, 2016. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”) net of fees, was 9.6% for the six-month period ended April 30, 2016 and 7.2% per annum since inception, assuming the reinvestment of dividends and distributions, compared to the April 30, 2016 six-month period return of 9.7%, in U.S. Dollar terms, for the S&P/ASX 200 Accumulation Index (“ASX 200”),1 the Fund’s benchmark. The Fund’s total return for the six-month period ended April 30, 2016 and per annum since inception is based on the reported NAV on each period end.

Share Price & NAV

For the six-month period ended April 30, 2016, based on market price, the Fund’s total return was 9.1%, assuming reinvestment of dividends and distributions. The Fund’s share price increased by 2.1% over the six-months from $5.57 on October 31, 2015 to $5.69 on April 30, 2016. The Fund’s share price on April 30, 2016 represented a discount of 10.7% to the NAV per share of $6.37 on that date, compared with a discount of 10.3% to the NAV per share of $6.21 on October 31, 2015.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2016, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in March 2016. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital.

On June 9, 2016, the Fund announced that it will pay on June 27, 2016, a distribution of US 0.16 per share to all shareholders of record as of June 20, 2016.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six-month period ended April 30, 2016, the Fund repurchased 105,215 shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual report to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund

[1]

The ASX 200 index is a market-capitalization weighted and float-adjusted stock market index of Australian stocks listed on the Australian Securities Exchange from Standard & Poor’s. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, I invite you to visit the Fund on the web at www.aberdeeniaf.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Please contact Aberdeen Asset Management Inc. by:

•	Calling toll free at 1-800-522-5465 in the United States;
•	Emailing InvestorRelations@aberdeen-asset.com;
•	Visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usClosed/home; or
•	Visiting www.aberdeeniaf.com.

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Australian equities rose during the six-month period ended April 30, 2016. The market initially was hindered by the sell-off in Chinese equities and the continued fall in commodity prices, particularly for iron ore and oil. Investor sentiment was dampened further by worries over the health of the global economy. Mitigating the declines were the U.S. Federal Reserve’s well-telegraphed normalization of monetary policy and its subsequent measured approach to future interest-rate hikes; a stabilizing Chinese yuan and mainland economy; and further global central bank policy easing.

With regard to economic data over the period, business confidence grew and the unemployment rate improved to a two-and-a-half-year low in March 2016. However, consumer sentiment remained downbeat in April, despite an unexpected drop in consumer prices in the first quarter of 2016. The broad-based decline in prices was led by transportation costs, followed by food and non-alcoholic beverages. This allowed the Reserve Bank of Australia to cut its benchmark interest rate to a record low of 1.75% in early May 2016.

Fund performance review

The most notable detractor from Fund performance for the reporting period was the holding in diversified mining services provider Incitec Pivot, as its shares fell due to weak fertilizer and gas prices, which dampened demand for its products. We remain confident in the company’s longer-term prospects, given its geographical reach and solid market share that we believe may help its business to benefit from a recovery. Additionally, the Fund’s position in QBE Insurance weighed on performance as its shares moved lower after management lowered its forecast for profitability, which was at the low end of its initial estimate. The holding in Resmed, a maker of medical equipment for sleep-disordered breathing conditions, detracted from performance as its shares declined on investors’ apprehension over increased price pressure on suppliers following recent healthcare policy changes in the U.S.

Contributors to Fund performance for the reporting period included ASX Ltd, the primary Australian national stock exchange and equity derivatives market. The company reported positive results for the first half of its 2016 fiscal year, with operating profits driven by strong bank capital-raising and healthy growth in cash equities. The holding in Cochlear also enhanced Fund performance, as the hearing-implant specialist posted first-half 2016 operating results that exceeded management’s previous forecasts. The company benefited from a significant year-over-year increase in underlying sales attributable to product launches. Consequently, management upgraded its profit forecast for the full 2016 fiscal year. Finally, the Fund’s position in diversified financial services company AMP also bolstered Fund performance as its shares rebounded after a period of weakness.

Regarding Fund activity over the reporting period, we reduced the exposure to ANZ Bank, as it appeared that the company’s first-quarter 2016 business update confirmed our worries over the relative credit quality of its loan portfolio. We also trimmed the Fund’s holdings in two banks, Commonwealth Bank of Australia and Westpac, on our concerns of deteriorating earnings due to their rising asset impairments. In contrast, we added to several holdings as we believed that they had increasingly attractive valuations, including Cochlear and Amcor, a global provider of packaging solutions.

Outlook

We expect market volatility to continue over the next 12 months, driven mainly by macroeconomic events and sovereign concerns. Specifically for Australian equities, however, we remain cautiously optimistic as lower interest rates spur consumption and employment stabilizes. We believe that the balance sheets of the Fund’s holdings remain in solid shape, as many companies have made the difficult decisions to cut costs earlier into this economic transition. We think that our outlook should be viewed from two different, albeit interconnected, perspectives. Our broader expectation is for the global macroeconomic environment to remain soft, with emerging-market volatility, particularly from China, weighing heavily on Australian commodity producers. Excluding resources companies, however, our outlook is more optimistic. Given the focus on cost and process efficiencies across other sectors, we believe that earnings growth will be reasonable going forward. We think that the prevailing investment environment in the Australian market should be supportive in the lead-up to the nation’s parliamentary elections in July 2016.

Aberdeen Asset Management Asia Limited

Aberdeen Australia Equity Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the S&P/ASX 200 Accumulation Index (“ASX 200”), the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2016.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-5.8%	-5.1%	-2.5%	3.7%
Market Value	-9.2%	-9.4%	-5.3%	2.3%
Benchmark	-8.0%	-5.2%	-0.9%	4.6%

Aberdeen Asset Management Inc. has entered into an agreement with the Fund to limit investor relation services fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program sponsored by the Fund’s transfer agent. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeeniaf.com or by calling 800-522-5465.

The annualized net operating expense ratio excluding fee waivers based on the six-months ended April 30, 2016 was 1.61%. The net annualized operating expense ratio net of fee waivers based on the six-months ended April 30, 2016 was 1.60%.

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. As of April 30, 2016, the GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. An industry classification standard sector can include more than one industry group.

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the ASX 200. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

As of April 30, 2016, the Fund held 97.1% of its net assets in equities, 1.9% in a short-term investment and 1.0% in other assets in excess of liabilities.

Asset Allocation by Sector

Top Sectors	As a Percentage of Net Assets
Financials	36.1%	*
Materials	18.8%
Health Care	15.7%
Utilities	7.7%
Energy	6.2%
Telecommunication Services	5.0%
Consumer Staples	3.3%
Consumer Discretionary	2.8%
Industrials	1.5%
Other assets in excess of liabilities	2.9%
	100.0%

*	As of April 30, 2016 the Fund’s holdings in the Financials sector consisted of four industries: Banks, Diversified Financial Services, Insurance and Real Estate Investment Trust, which represented 13.7%, 5.4%, 8.5% and 8.5% respectively, of the Fund’s net assets.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2016:

Name of Security	As a Percentage of Net Assets
CSL Ltd.	6.6%
Commonwealth Bank of Australia	5.5%
Westpac Banking Corp. Ltd.	5.5%
ASX Ltd.	5.4%
Rio Tinto PLC – London Listing	5.3%
Telstra Corp. Ltd.	5.0%
BHP Billiton PLC – London Listing	4.5%
AGL Energy Ltd.	4.5%
Westfield Corp.	4.4%
AMP Ltd.	4.3%

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2016

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—97.1% (a)
COMMON STOCKS—97.1%
BANKS—13.7%
212,500	Australia & New Zealand Banking Group Ltd.	$3,895,109
142,600	Commonwealth Bank of Australia	7,960,932
338,500	Westpac Banking Corp. Ltd.	7,945,792
		19,801,833
BEVERAGES—2.0%
439,200	Coca-Cola Amatil Ltd.	2,861,379
BIOTECHNOLOGY—6.6%
120,400	CSL Ltd.	9,594,466
CHEMICALS—2.5%
1,493,200	Incitec Pivot Ltd.	3,628,670
COMMERCIAL SERVICES & SUPPLIES—1.5%
226,600	Brambles Ltd.	2,140,281
CONSTRUCTION MATERIALS—2.0%
740,000	Adelaide Brighton Ltd.	2,894,832
CONTAINERS & PACKAGING—3.7%
463,000	Amcor Ltd.	5,398,064
DIVERSIFIED FINANCIAL SERVICES—5.4%
238,500	ASX Ltd.	7,894,749
DIVERSIFIED TELECOMMUNICATION SERVICES—5.0%
1,772,100	Telstra Corp. Ltd.	7,195,362
ELECTRIC UTILITIES—3.2%
4,010,800	AusNet Services	4,665,899
FOOD & STAPLES RETAILING—1.3%
109,100	Woolworths Ltd.	1,825,674
HEALTH CARE—6.6%
64,400	Cochlear Ltd.	5,267,679
750,300	ResMed, Inc.	4,249,641
		9,517,320
HEALTH CARE PROVIDERS & SERVICES—2.5%
1,742,300	Healthscope Ltd.	3,588,257
HOTELS, RESTAURANTS & LEISURE—2.8%
1,448,900	Tatts Group Ltd.	4,128,831
INSURANCE—8.5%
1,419,100	AMP Ltd.	6,305,777
723,500	Medibank Pvt Ltd.	1,721,848
518,200	QBE Insurance Group Ltd.	4,361,498
		12,389,123
METALS & MINING—10.6%
481,600	BHP Billiton PLC – London Listing	6,580,822
229,100	Rio Tinto PLC – London Listing	7,685,460

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2016

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
METALS & MINING (continued)
936,300	South32 Ltd. – London Listing (b)	$1,177,749
		15,444,031
MULTI-UTILITIES—4.5%
468,200	AGL Energy Ltd.	6,485,223
OIL, GAS & CONSUMABLE FUELS—6.2%
143,800	Caltex Australia Ltd.	3,529,307
252,200	Woodside Petroleum Ltd.	5,399,601
		8,928,908
REAL ESTATE INVESTMENT TRUSTS (REIT)—8.5%
1,690,000	Scentre Group	5,998,688
836,000	Westfield Corp.	6,385,036
		12,383,724
	Total Long-Term Investments—97.1% (cost $148,904,678)	140,766,626
Par Amount
SHORT-TERM INVESTMENT—1.9%
$2,773,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.03% dated 04/29/2016, due 05/02/2016 in the amount of $2,773,007 collateralized by a U.S. Treasury Note, 2.00% maturing 02/15/2025; total market value of 2,832,325.	2,773,000
	Total Short-Term Investment—1.9% (cost $2,773,000)	2,773,000
	Total Investments—99.0% (cost $151,677,678) (c)	143,539,626

	Other Assets in Excess of Liabilities—1.0%	1,506,935
	Net Assets—100.0%	$145,046,561

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2016

Assets
Investments, at value (cost $148,904,678)	$140,766,626
Repurchase agreement, at value (cost $2,773,000)	2,773,000
Foreign currency, at value (cost $1,525,621)	1,526,706
Cash	96,647
Prepaid expenses in connection with the at-the-market stock offering	175,128
Prepaid expenses and other assets	3,209
Total assets	145,341,316

Liabilities
Investment manager fees payable (Note 3)	130,765
Audit and tax services	34,308
Investor relations fees payable (Note 3)	25,725
Administration fee payable (Note 3)	11,478
Accrued expenses	92,479
Total liabilities	294,755

Net Assets	$145,046,561

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$227,688
Paid-in capital in excess of par	139,001,512
Distributions in excess of net investment income	(10,409,210)
Accumulated net realized loss from investment transactions	(1,256,021)
Net unrealized appreciation on investments	10,794,418
Accumulated net realized foreign exchange gains	25,619,559
Net unrealized foreign exchange loss	(18,931,385)
Net Assets	$145,046,561
Net asset value per share based on 22,768,805 shares issued and outstanding	$6.37

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2016

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $20,287)	$2,982,297
Interest and other income	13,928
2,996,225

Expenses
Investment management fee (Note 3)	629,048
Directors’ fees and expenses	126,642
Investor relations fees and expenses (Note 3)	74,314
Administration fee (Note 3)	54,842
Reports to shareholders and proxy solicitation	42,728
Insurance expense	42,400
Independent auditors’ fees and expenses	31,428
Custodian’s fees and expenses	15,252
Transfer agent’s fees and expenses	13,661
Legal fees and expenses	13,345
PA franchise tax fee	5,977
NYSE MKT listing fees	1,996
Miscellaneous	52,640
Total operating expenses before reimbursed/waived expenses	1,104,273
Less: Investor relations fee waiver (Note 3)	(9,637)
Net expenses	1,094,636

Net Investment Income	1,901,589

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions	(687,673)
Foreign currency transactions	201,957
(485,716)

Net change in unrealized appreciation/(depreciation) on:
Investments	1,897,086
Foreign currency translation	8,202,185
10,099,271
Net realized and unrealized gain from investments and foreign currency related transactions	9,613,555
Net Increase in Net Assets Resulting from Operations	$11,515,144

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2016 (unaudited)	For the Year Ended October 31, 2015

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$1,901,589	$4,860,098
Net realized gain/(loss) from investment transactions	(687,673)	1,287,123
Net realized gain/(loss) from foreign currency transactions	201,957	(466,628)
Net change in unrealized appreciation/(depreciation) on investments	1,897,086	(16,014,624)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	8,202,185	(18,208,628)
Net increase/(decrease) in net assets resulting from operations	11,515,144	(28,542,659)

Distributions to Shareholders from:
Net investment income	(7,985,345)	(6,159,911)
Net realized gains	—	(3,406,150)
Tax return of capital	—	(9,231,269)
Net decrease in net assets from distributions	(7,985,345)	(18,797,330)

Common Stock Transactions:
Repurchase of common stock resulting in the reduction of 105,215 and 64,497 shares of common stock, respectively (Note 6)	(550,178)	(377,196)
Change in net assets from common stock transactions	(550,178)	(377,196)
Change in net assets resulting from operations	2,979,621	(47,717,185)

Net Assets:
Beginning of period	142,066,940	189,784,125
End of period (including distributions in excess of net investment income of ($10,409,210) and ($4,325,454), respectively)	$145,046,561	$142,066,940

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended April 30, 2016 (unaudited)		For the Fiscal Years Ended October 31,
			2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net asset value, beginning of period	$6.21		$8.27	$9.44	$9.98	$10.17	$11.58
Net investment income	0.08		0.21	0.23	0.27	0.34	0.39
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.43		(1.45)	(0.48)	0.20	0.54	(0.68)
Total from investment operations	0.51		(1.24)	(0.25)	0.47	0.88	(0.29)
Distributions from:
Net investment income	(0.35)		(0.27)	(0.32)	(0.34)	(0.71)	(0.52)
Net realized gains	–		(0.15)	–	(0.43)	(0.37)	(0.44)
Tax return of capital	–		(0.40)	(0.60)	(0.24)	–	(0.18)
Total distributions	(0.35)		(0.82)	(0.92)	(1.01)	(1.08)	(1.14)
Impact of expenses in connection with the at-the-market stock offering (Note 5)	–		–	–	–	0.01	(0.09)
Impact from at-the-market stock offering (Note 5)	–		–	–	–	–	0.11
Net asset value, end of period	$6.37		$6.21	$8.27	$9.44	$9.98	$10.17
Market value, end of period	$5.69		$5.57	$7.95	$10.71	$10.38	$10.31

Total Investment Return Based on(b):
Market value	9.14%		(20.61% )	(17.52% )	13.33%	11.83%	(10.51% )
Net asset value	9.59%		(14.91% )	(2.65% )	3.89% (c)	9.00% (c)	(3.19% )

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$145,047		$142,067	$189,784	$213,103	$225,235	$229,616
Average net assets (000 omitted)	$137,982		$166,905	$199,956	$220,475	$218,950	$244,946
Net operating expenses, net of fee waivers	1.60%	(d)	1.45%	1.48%	1.41%	1.33%	1.34%
Net operating expenses, excluding fee waivers	1.61%	(d)	1.45%	–	–	–	–
Net investment income	2.77%	(d)	2.91%	2.68%	2.80%	3.46%	3.43%
Portfolio turnover	8%		20%	13%	15%	21%	30%

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Annualized.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2016

1. Organization

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of companies tied economically to Australia (each an “Australian Company”). This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. As a fundamental policy, at least 65% of the Fund’s total assets must be invested in companies listed on the Australian Stock Exchange Limited (“ASX”). Aberdeen Asset Management Asia Limited, the Fund’s investment manager (“AAMAL” or the “Investment Manager”), uses the following criteria in determining if a company is “tied economically” to Australia: whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia, (iii) pays dividends on its stock in Australian Dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues are derived from Australian sources. There can be no assurance that the Fund will achieve its investment objective.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

procedures approved and established by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments	$–	$140,766,626	$–	$140,766,626
Short-Term Investment	–	2,773,000	–	2,773,000
Total	$–	$143,539,626	$–	$143,539,626

Amounts listed as “—” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the six-month period ended April 30, 2016, there were no transfers between Levels 1, 2 or 3. For the six-month period ended April 30, 2016, there were no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the repurchase agreement, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments. The Fund held a repurchase agreement of $2,773,000 as of April 30, 2016. The value of the related collateral exceeded the value of the repurchase agreement at April 30, 2016.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

f. Federal Income Taxes:

The Fund, for U.S. federal income purposes is comprised of a separately identifiable unit called a Qualified Business Unit (“QBUs”) (see section 987 of the Internal Revenue Code of 1986, as amended (the “IRC”)). The Fund has operated with a QBU for U.S. federal income purposes since 1989. The home office is designated as the United States and the QBU is Australia with a functional currency of the Australian dollar. The securities held within the Fund reside within either the QBU or the home office depending on certain factors including geographic region. As an example, the majority of the Fund’s Australian securities reside within the Australian QBU. When sold, the Australian dollar denominated securities within the Australian QBU generate capital gain/loss but not currency gain/loss, because the QBU’s functional currency is Australian dollar.

IRC section 987 states that currency gain/loss is generated when money is repatriated from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the average exchange rate for the year during which money was originally contributed to the QBU from the home office. Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. Additionally, the Fund’s composition of the distributions to shareholders is calculated based on U.S. federal income tax requirements whereby currency gain/loss is characterized as income and distributed as such. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all,

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

g. Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

a. Investment Manager and Investment Adviser:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

Pursuant to the management agreement, the Fund pays the Investment Manager a fee, payable monthly by the Fund, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of the Fund’s average weekly Managed Assets between $50 million and $100 million and 0.70% of the Fund’s average weekly Managed Assets in excess of $100 million. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

For the six-month period ended April 30, 2016, AAMAL earned $629,048 from the Fund for investment management fees.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.08% of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion. For the six-month period ended April 30, 2016, AAMI earned $54,842 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2016, the Fund incurred investor relations fees of approximately $74,026 of which AAMI waived $9,637 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2016, were $11,218,535 and $18,266,767, respectively.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value common stock. As of April 30, 2016, there were 22,768,805 shares of common stock issued and outstanding.

In October 2013, the Fund filed a “shelf” registration statement with the SEC, which permits the Fund to issue up to $130 million in shares of common stock through one or more public offerings, including at-the-market offerings (“ATM” offerings), provided that the registration statement is updated and certain performance conditions are met over a three year period. Shares are offered through ATM offerings only when market conditions are considered favorable. Such shares would only be issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised would be used for investment purposes. In accordance with the terms of a sales agreement, the Fund may offer and sell up to 3,250,000 of its shares, par value $0.01 per share, from time to time through JonesTrading Institutional LLC as its agent for the offer and sale of the shares. For the six-month period ended April 30, 2016, there were 0 shares sold through ATM offerings. For the six-month period ended April 30, 2016 and the fiscal year ended October 31, 2015, offering costs of $0 and $0 were capitalized as a prepaid expense, respectively. When shares are sold, a portion of the cost attributed to those shares will be charged to paid-in capital. These costs are noted on the Statement of Changes in Net Assets. Upon expiration of this shelf registration statement in October 2016, any remaining prepaid offering costs relating to this registration statement will be expensed to the Fund.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended April 30, 2016 and fiscal year ended October 31, 2015, the Fund repurchased 105,215 and 64,497 shares, respectively, through this program.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2016

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2016 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$138,362,426	$19,154,420	$(13,977,220)	$5,177,200

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, the following disclosures and/or adjustments were required to the financial statements as of April 30, 2016.

On June 9, 2016, the Fund announced that it will pay on June 27, 2016 a distribution of $0.16 per share to all shareholders of record as of June 20, 2016.

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 24, 2016 at 1735 Market St., 32nd Floor, Philadelphia, PA. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two Class I Directors to the Board of Directors:

	Votes For	Votes Against	Votes Withheld
Neville J. Miles	16,961,243	2,390,608	456,732
Moritz Sell	16,984,209	2,369,602	454,772

Directors whose term of office continued beyond the Meeting are as follows: P. Gerald Malone, William J. Potter, Peter D. Sacks, John T. Sheehy and Hugh Young.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Directors

Neville J. Miles, Chairman

P. Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

John T. Sheehy

Hugh Young

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Mark Daniels, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 10, 255 George Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02210

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2016, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen’s Investor Relations Services

We invite you to enroll today and stop the paper.

As part of our commitment to shareholders, we invite you to visit Aberdeen’s Closed-End Funds on the web at aberdeen-asset.us/cef where you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting, and other timely data.

To learn more about Aberdeen’s Closed End Funds Visit us:

Aberdeen Closed-End Fund Center aberdeen-asset.us/cef

Watch us:

Aberdeen Closed-End Fund TV aberdeen-asset.us/aam.nsf/usclosed/aberdeentv

E-mail us:

InvestorRelations@aberdeen-asset.com

Call us Shareholder Services: 800-522-5465 Open Monday to Friday 9am-5pm (ET)

Enroll today and receive shareholder reports electronically*

By enrolling in this convenient service, you will receive important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements via e-mail.

There’s never been a faster, simpler or more environmentally-friendly way to receive investment information.

To enroll, follow these simple steps:

1. Go to http://www.aberdeen-asset.us/cef

2. Click on the link for “Email Services”—under “Tools and Resources”, which takes you to http://www.aberdeen-asset.us/aam.nsf/usclosed/email

3. Click “Sign-up.” You can expect to receive your electronic documents in 4-6 weeks.

* Please note that Aberdeen does not share our shareholder information with any other organizations. You can return to this site at any time to change your email address or edit your preferences.

Funds built for discovery.

Aberdeen Closed-End Funds

Choose from funds that actively seek the most compelling opportunities across global, single-country and emerging markets. Draw the dual benefits of exchange-traded investing and the power of active management.

Discover more, go to aberdeen-asset.us/cef

Closed-end funds are traded on the secondary market through one of the stock exchanges.The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC

IAF-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended April 30, 2016, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2015 through November 30, 2015	11,900	$5.35	11,900	2,286,212
December 1, 2015 through December 31, 2015	22,799	$5.34	22,799	2,263,413

January 1, 2016 through January 31, 2016	29,000	$4.96	29,000	2,234,413
February 1, 2016 through February 28, 2016	16,316	$4.89	16,316	2,218,097
March 1, 2016 through March 31, 2016	9,200	$5.45	9,200	2,208,897
April 1, 2016 through April 30, 2016	16,000	$5.55	16,000	2,192,897

Total	105,215	$5.27	105,215	-

1 The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 12(c)(1), 12(c)(2) and 12(c)(3) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 8, 2016

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 8, 2016

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3) – Distribution notice to stockholders